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EXHIBIT 10.1

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

        THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Second Amendment") is made and entered into as of November 17, 2004, by and between Overstock.com, Inc., a Delaware corporation, as Borrower ("Borrower"), and Wells Fargo Foothill, Inc., a California corporation, as Lender ("Lender").

        WHEREAS, Borrower and Lender have entered into a Loan and Security Agreement, dated as of May 6, 2004, as amended by the First Amendment to Loan and Security Agreement dated as of November 12, 2004 (as so amended, the "Loan Agreement"); and

        WHEREAS, Borrower and Lender wish to further amend the Loan Agreement as herein provided;

        NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

        SECTION 1. Definitions.    Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

        SECTION 2. Amendments to Loan Agreement.    The Loan Agreement is hereby amended, effective as of the date this Second Amendment becomes effective in accordance with Section 4 hereof, as follows:

        2.01.     Amendment to Section 7.1(g). Section 7.1(g) of the Loan Agreement is hereby amended by (i) replacing "$75,000,000" with "$100,000,000"; and (ii) replacing "$25,000,000" with "$35,000,000."

        SECTION 3. Representations and Warranties.    In order to induce Lender to enter into this Second Amendment, Borrower hereby represents and warrants that:

        3.01.     No Default. At and as of the date of this Second Amendment and at and as of the Effective Date (as defined below), and both prior to and after giving effect to this Second Amendment, no Default or Event of Default exists.

        3.02.     Representations and Warranties True and Correct. At and as of the date of this Second Amendment and at and as of the Effective Date and both prior to and after giving effect to this Second Amendment, each of the representations and warranties contained in the Loan Agreement and the other Loan Documents is true and correct in all material respects (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

        3.03.     Corporate Power, Etc. Borrower (a) has all requisite corporate power and authority to execute and deliver this Second Amendment and to consummate the transactions contemplated hereby and (b) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Second Amendment and the consummation of the transactions contemplated hereby. Borrower is entering into this Second Amendment in accordance with Section 15.1 of the Loan Agreement.

        3.04.     No Conflict. The execution, delivery and performance by Borrower of this Second Amendment will not (a) violate any provision of federal, state, or local law or regulation applicable to Borrower, the Governing Documents of Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on Borrower, (b) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower, (c) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Borrower, other than Permitted Liens, or (d) require any unobtained approval of Borrower's shareholders or any unobtained approval or consent of any Person under any material contractual obligation of Borrower.

        3.05.     Binding Effect. This Second Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        SECTION 4. Conditions.    This Second Amendment shall be effective as of November 17, 2004 (the "Effective Date") upon the fulfillment by Borrower, in a manner satisfactory to Lender, of all of the following conditions precedent set forth in this Section 4:

        4.01.     Execution of the Second Amendment. Each of the parties hereto shall have executed and delivered an original counterpart of this Second Amendment by facsimile or other means of electronic transmission.

SECTION 5. Miscellaneous.

        5.01.     Continuing Effect. Except as specifically provided herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. Lender's execution and delivery of, or acceptance of, this Second Amendment and any other documents and instruments in connection herewith shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.

        5.02.     No Waiver. This Second Amendment is limited as specified and the execution, delivery and effectiveness of this Second Amendment shall not operate as a modification, acceptance or waiver of any provision of the Loan Agreement or any other Loan Document, except as specifically set forth herein.

        5.03.     References.

          (a)   From and after the Effective Date, the Loan Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Second Amendment.

          (b)   From and after the Effective Date, (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended hereby and (ii) all references in the Loan Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended hereby.

        5.04.     Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

        5.05.     Severability. The provisions of this Second Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Second Amendment in any jurisdiction.

        5.06.     Counterparts. This Second Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Borrower and Lender.

        5.07.     Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

        5.08.     Binding Effect; Assignment. This Second Amendment shall be binding upon and inure to the benefit of the Borrower and Lender and their respective successors and assigns; provided, however, that the rights and obligations of Borrower under this Second Amendment shall not be assigned or delegated without the prior written consent of Lender.

        5.09.     Expenses. Borrower agrees to pay Lender upon demand for all Lender Expenses incurred in connection with the preparation, negotiation and execution of this Second Amendment and any document required to be furnished herewith.

[Signature pages to follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OVERSTOCK.COM, INC., as Borrower
By:	/s/ JONATHAN E. JOHNSON III
Name:	Jonathan E. Johnson III
Title:	Vice President, Corporate Affairs and Legal
WELLS FARGO FOOTHILL, INC., as Lender
By:	/s/ JEFF ROYSTON
Name:	Jeff Royston
Title:	Vice President

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SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT